UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): April 10, 2007

Bakers Footwear Group, Inc.

-------------------------------------------------

(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	000-50563 ------------------- (Commission File Number)	43-0577980 --------------------------- (I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63103 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On April 13, 2007, Bakers Footwear Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) in which the Company furnished as exhibits a press release dated April 10, 2007 (the “Press Release”) and a transcript of a conference call held on April 10, 2007 regarding the Company’s financial results for the fourth quarter and fiscal year ended February 3, 2007.

The Press Release inadvertently indicated that the Company’s 2007 Annual Meeting of Stockholders would be held in St. Louis, Missouri on June 14, 2006 instead of June 14, 2007.  The Company is filing this amendment to the Original Form 8-K to correct this date in the Press Release and to clarify that the Company’s 2007 Annual Meeting of Stockholders will be held on June 14, 2007 in St. Louis, Missouri.  Other than the change to this date in the Press Release, no other modifications have been made to any other portion of the Original Form 8-K as previously filed.

Item 2.02.  Results of Operations and Financial Condition.

On April 10, 2007, Bakers Footwear Group, Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter and fiscal year ended February 3, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Also on April 10, 2007, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the fourth quarter and fiscal year ended February 3, 2007. A copy of the conference call transcript is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: April 16, 2007	By:	/s/ Lawrence L. Spanley, Jr.
Lawrence L. Spanley, Jr. Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated April 10, 2007.

99.2	Transcript of conference call held on April 10, 2007.